Exhibit 10.10

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (“Agreement”) is made and entered into as of the 19 day of October, 2017 (the “Effective Date”), by and between SPENST M. HANSEN, a natural person and resident of Utah, KEYSTONE SURVEYS, INC., a Utah corporation, MAMMOTH MINING COMPANY LLC, a Utah limited liability company, NORTHSTAR MINES LLC, a Utah limited liability company, SPENST HANSEN BUSINESS TRUST, a Utah business trust, and TREASURE HILL MINES LLC, a Utah limited liability company (collectively “Seller”), and HIGH POWER EXPLORATION INC., a Delaware corporation, and HPX UTAH HOLDINGS INC., a Utah corporation (collectively, “Buyer”).

RECITALS

WHEREAS, Seller is the owner of certain patented and unpatented mining claims, and in other real property mining lands and related mineral interests, located in Juab County, State of Utah, as more particularly identified on attached Exhibit A (the “Identified Interests”), together with any and all of the following (collectively with the Identified Interests, the “Subject Property”, as more particularly described in the conveyance terms and legal description contained in Schedule A to the attached Exhibit B): (a) all right, title and interest of Seller in and to appurtenant easements and rights-of-way pertaining to the Identified Interests, (b) any improvements and infrastructure located on the Identified Interests, (c) water rights, shares or interests, if any, appurtenant to or used in connection with the Identified Interests, (d) any permits, leases or authorizations associated or used in connection with the Identified Interests, and (e) other rights and interests appurtenant to or used in connection with the Identified Interests or otherwise listed on Exhibit A; and

WHEREAS, Buyer desires to purchase and acquire Seller’s interest in the Subject Property from Seller, and Seller desires to sell and convey Seller’s interest in the Subject Property to Buyer, all subject to and in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Seller and Buyer agree as follows:

1.             Sale and Purchase. Subject to and upon the terms and conditions of this Agreement, Seller hereby transfers, grants and conveys to Buyer, and Buyer hereby acquires from Seller, the Subject Property.

2.             Purchase Price. The aggregate amount to be paid by Buyer to Seller for the acquisition of the Subject Property in accordance with the terms and conditions of this Agreement shall be [***] (the “Purchase Price”). The Purchase Price shall be payable as follows:

(a)            On the Closing Date, Buyer shall pay to Seller [***].

(b)            The remaining portion of the Purchase Price, equal to [***] (the “Remaining Balance”) shall be paid in [***] installments on or before each subsequent six (6) month anniversary of the Closing Date until the full amount of the Purchase Price is paid. Buyer shall have the right, at its sole discretion, to prepay all or any portion of the Remaining Balance at any time following the Closing Date.

The Purchase Price, including the Remaining Balance payments, shall be paid into escrow by wire transfer to a closing escrow account serviced by an escrow agent selected by Buyer and approved by Seller (the “Escrow Agent”). Upon receipt of each of the Purchase Price payments, the Escrow Agent shall, within two (2) business days of receipt of each respective Purchase Price payment from Buyer, deliver such Purchase Price payment to Seller by check or wire transfer (as directed by Seller).

3.             Prorations and Credits. Seller and Buyer agree that no prorations shall be made, nor credits given, and that Buyer covenants to pay all real property taxes, assessments and other similar matters for the Subject Property.

4.             The Closing. The closing (the “Closing”) of the transaction contemplated by this Agreement shall be held concurrent with the execution of this Agreement (the “Closing Date”).

At the Closing the following shall occur, all of which shall be considered as taking place simultaneously:

(a)            The Seller shall execute and deliver to the Escrow Agent a fully-executed Special Warranty Deed (the “Deed”) for the Subject Property in the form attached hereto as Exhibit B. The Escrow Agent shall hold the Deed, and deliver it to Buyer, in accordance with the terms and conditions of Section 5 of this Agreement.

(b)            The Buyer shall deliver to the Seller, the Purchase Price, as set forth in Section 2.

(c)            The Seller and Buyer shall execute such documents and, further, take such other actions as are reasonably necessary and appropriate to effectuate the Closing in accordance with this Agreement.

(d)            Buyer shall pay all of the Escrow Agent’s fees and costs incurred with connection with the transaction, including the escrow account for the Deed as set forth in Section 5. Following delivery of the Deed as outlined in Section 5, Buyer shall be responsible for the recording of the Deed.

5.             Transfer of Title. Following the Closing of the transaction contemplated by this Agreement, the Escrow Agent shall hold the Deed in escrow until the entire Purchase Price (including the Remaining Balance) has been paid by Buyer to Seller in accordance with Section 2 of this Agreement.

(a)            Upon payment of the entire Purchase Price by Buyer in accordance with Section 2, the Escrow Agent shall release and deliver to Buyer the Deed.

(b)            If Buyer fails or refuses to make payment of the Remaining Balance as set forth in Section 2, Seller shall have the right, following (1) written notice of the alleged default to Buyer and the Escrow Agent, and (2) a thirty (30) day opportunity to cure by. Buyer following receipt of the written notice, to direct the Escrow Agent to return the Deed to Seller. In such event, upon Seller’s receipt of the Deed, Seller shall retain all previously paid Purchase Price payments, and this Agreement shall terminate and be of no further force or effect and, except as set forth in Section 7, neither party shall have any claim or dispute against the other party arising out of or pertaining in any way to this Agreement.

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6.             Buyer’s Representations. The Buyer represents to Seller as of the date hereof as follows:

(a)            Buyer has the requisite right, power and authority to enter into this Agreement without obtaining the consent or approval of any governmental authority or any other person or entity to which Buyer may be subject.

(b)            Except as set forth in Section 7, Buyer is purchasing the Subject Property on and in an as-is, where-is, and with all faults basis and condition, subject to all defects, whether latent or patent, risks or liabilities, including, without limitation, any and all environmental defects, risks, liabilities, or conditions. Except as expressly stated herein, Buyer is relying solely on its own and its agents’ or consultants’ investigations of the Subject Property with respect to all matters, as of the Effective Date. Buyer hereby agrees that it accepts the Subject Property on and after the Closing Date on such basis and condition. Further, Buyer waives any and all right to claim, either prior to, at, or after the Closing Date that the purchase and sale is or was on any other basis or condition. Buyer shall be deemed to have released, discharged and acquitted Seller from any and all claims or causes of action, whatsoever, relating to the Subject Property.

7.             Seller’s Representations. The Seller hereby represents to Buyer as of the date hereof as follows:

(a)            Seller has the requisite right, power and authority to enter into this Agreement without obtaining the consent or approval of any governmental authority or any other person or entity to which Buyer may be subject.

(b)            Seller has not previously granted, conveyed, sold, mortgaged, pledged, hypothecated or otherwise transferred any interest in the Subject Property to any other person or entity, and is not aware of any actual or threatened claim of title by any third party, by, through or under Seller, but not otherwise, to the Subject Property, except as may be particularly identified in Exhibit A and described in Schedule A of the Deed.

(c)             Except as otherwise disclosed by Seller to Buyer in writing prior to Closing, Seller has not received written notice of any claims, actions, suits, or other proceedings pending or threatened by any governmental department or agency, or any other entity or person, pertaining to the Subject Property.

(d)            Other than any general real property taxes for the year 2017, to Seller’s knowledge, there are no liabilities or obligations related to the Subject Property which Seller is obligated to satisfy on, before or after the Closing.

8.             Areas of Interest. Seller and Buyer acknowledge that Seller owns additional mining properties within the vicinity of the Subject Property, and within the boundaries of the area designated as the Hansen Area of Interest, or “Hansen AOI” as identified on Exhibit C attached hereto (the “Hansen AOI”), and Seller intends to continue to pursue mining development within the Hansen AOI. As a condition to the Closing of the transaction contemplated by this Agreement, and the transfer of the Subject Property from Seller to Buyer, Seller and Buyer agree as follows:

(a)             Following the Closing Date, and for so long thereafter as Seller, or its successors or assigns, owns mining property interests within the Hansen AOI, up to a maximum of [***] years after the Closing Date, Buyer and its affiliates may stake or acquire mining property interests within the boundary of the Hansen AOI as identified on Exhibit C attached hereto, provided that Buyer and its affiliates act in accordance with the procedure described in sub-section (c) below.

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(b)            Following the Closing Date, and for so long thereafter as Buyer, or its successors or assigns, owns the Subject Property, up to a maximum of four and one-half (4 1/2) years after the Closing Date, Seller and its affiliates may stake or acquire mining property interests within the boundary of the “HPX AOI” identified on Exhibit C attached hereto, provided that Seller and its affiliates act in accordance with the procedure described in sub-section (c) below.

(c)            Seller and Buyer agree that if either party or its affiliates (the “Acquiring Party”) stakes or acquires mining property interests in the other party’s AOI, then the Acquiring Party shall give written notice within thirty (30) days after such event to the other party or its affiliates (the “Other Party”). The Other Party shall have ninety (90) days from the date of that notice within which to acquire such staked or acquired mining property interests from the Acquiring Party at the same price and cost, and under the same terms, conditions and covenants, as transacted by the Acquiring Party.

9.             Cemetery Site. The parties acknowledge the presence of the historic cemetery located within the patented mining claims Plymouth Rock Nos. 8 and 9 (Mineral Survey Number 3680), as identified and generally depicted on Exhibit D (the “Cemetery Site”). The Buyer shall not disturb the Cemetery Site, and shall afford the site the proper reverence and respect. For the purpose of preserving the Cemetery Site, the Seller shall retain title to the surface of the Cemetery Site, as well as the subsurface to the depth of fifty (50) feet below the surface. Notwithstanding the foregoing, the Buyer shall be permitted to place drill holes and conduct other exploratory activities within the Cemetery Site, so long as such activities are conducted in a nondestructive manner, do not disturb the grave sites within the Cemetery Site, and afford the Cemetery Site the proper reverence and respect.

10.            Miscellaneous. In addition to the foregoing, the parties to this Agreement agree as follows:

(a)            This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect thereto. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties.

(b)           This Agreement shall be binding upon, and shall inure to the benefit of the parties to it and their respective successors and assigns.

(c)            The parties agree from time to time to execute such additional documents as are necessary to effect the intent of the parties as manifested by this Agreement.

(d)           This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah.

[Signatures on Following Pages]

4

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLER:

SPENST M. HANSEN,
a natural person and resident of Utah

/s/ Spenst M. Hansen
Dated this 19th day of October, 2017.

KEYSTONE SURVEYS, INC,
a Utah corporation

/s/ Spenst M. Hansen
SPENST M. HANSEN, President

Dated this 19th day of October, 2017.

MAMMOTH MINING COMPANY LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

NORTHSTAR MINES LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

SELLER (continued):

SPENST HANSEN BUSINESS TRUST,
a Utah business trust

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Authorized Trustee

Dated this 19th day of October, 2017.

TREASURE HILL MINES LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

BUYER:

HIGH POWER EXPLORATION INC.,
a Delaware corporation

/s/ Graham R.T. Boyd
GRAHAM R.T. BOYD, Principal Geologist

Dated this 19th day of October, 2017.

HPX UTAH HOLDINGS INC.,
a Utah corporation

/s/ Graham R.T. Boyd
GRAHAM R.T. BOYD, Principal Geologist

Dated this 19th day of October, 2017.

EXHIBIT A

(Description of the Subject Property)

Certain patented and unpatented mining claims, lands and water rights located in the Juab County, State of Utah, as more particularly described as follows:

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

EXHIBIT B

(Special Warranty Deed)

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

Stoel Rives, LLP

Attn: Richard R. Hall

201 S. Main St., Suite 1900

Salt Lake City, Utah 84111

(Space Above For Recorder’s Use)

PARTIAL ASSIGNMENT AND ASSUMPTION

OF THE

COMBINED LEASE AGREEMENT DATED JUNE 1, 2015

THIS PARTIAL ASSIGNMENT AND ASSUMPTION OF THE COMBINED LEASE AGREEMENT DATED JUNE 1, 2015 (the “Assignment”), is made and entered into this 19th day of October, 2017 (the “Effective Date”), by and between SPENST M. HANSEN, an individual, KEYSTONE SURVEYS, INC., a Utah corporation, GEMINI MINES LLC, a Utah limited liability company, HOMANSVILLE GOLD LLC, a Utah limited liability company, KNIGHT SILVER LLC, a Utah limited liability company, MAMMOTH MINING COMPANY LLC, a Utah limited liability company, and TREASURE HILL MINES LLC, a Utah limited liability company (collectively, the “Assignor”), collectively having a mailing address at 35 Mammoth Main Street, P.O. Box 190, Eureka, Utah 84628, and HPX UTAH HOLDINGS INC., a Utah corporation, located and having a mailing address at 201 S. Main St., Suite 1100, Salt Lake City Utah 84111 (“Assignee”). Assignor and Assignee may be referred to herein individually as a “Party,” and collectively as the “Parties.”

WITNESSETH:

THAT, Assignor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby assign, transfer and convey unto Assignee all of Assignor’s right, title and interest in and to the lease rights in and to those certain patented mining claims listed in Exhibit A hereto, and covered under the “Mineral Rights Lease” under Part B of that certain Combined Lease Agreement dated June 1, 2015 (the “Mineral Lease”), a copy of which is attached hereto as Exhibit B. This Assignment includes only those patented mining claims listed on Exhibit A attached hereto.

This Assignment is made and accepted without covenants or warranties whatsoever, either express or implied, and Assignee, for itself and its successors and assigns, agrees to assume and perform all the obligations of Assignor under Part B and Part C (only to the extent applicable to Part B) of the Mineral Lease.

Assignor shall retain all rights and obligations under Part A and Part C (only to the extent applicable to Part B) of the Mineral Lease.

Assignor shall give notice of this Assignment to E. Ray Okelberry and Brian Okelberry, the counter party under the Mineral Lease.

IN WITNESS WHEREOF, both Assignor and Assignee have executed this Assignment effective as of the date first above written.

ASSIGNEE:

HPX UTAH HOLDINGS INC.,
a Utah corporation

/s/ Graham R.T. Boyd
GRAHAM R.T. BOYD, Principal Geologist

Dated this 19th day of October, 2017.

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared GRAHAM R.T. BOYD, known or identified to me to be the PRINCIPAL GEOLOGIST of HPX UTAH HOLDINGS INC., a Utah corporation, that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

ASSIGNOR:

SPENST M. HANSEN,
an individual

/s/ Spenst M. Hansen

Dated this 19th day of October, 2017.

KEYSTONE SURVEYS, INC.,
a Utah corporation

/s/ Spenst M. Hansen
SPENST M. HANSEN, President

Dated this 19th day of October, 2017.

GEMINI MINES LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

HOMANSVILLE GOLD LCC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

KNIGHT SILVER, LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

MAMMOTH MINING COMPANY LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

TREASURE HILL MINES LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 19th day of October, 2017.

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared SPENST M. HANSEN, an individual, and executed the foregoing instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared SPENST M. HANSEN, known or identified to me to be the President of KEYSTONE SURVEYS, INC., a Utah corporation, that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared SPENST M. HANSEN, known or identified to me to be the Manager of GEMINI MINES LLC, a Utah limited liability company, that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such limited liability company executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared SPENST M. HANSEN, known or identified to me to be the Manager of HOMANSVILLE GOLD LLC, a Utah limited liability company, that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such limited liability company executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared SPENST M. HANSEN, known or identified to me to be the Manager of KNIGHT SILVER LLC, a Utah limited liability company, that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such limited liability company executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared SPENST M. HANSEN, known or identified to me to be the Manager of MAMMOTH MINING COMPANY LLC, a Utah limited liability company, that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such limited liability company executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

STATE OF UTAH	)
	)	ss.
County of Salt Lake	)

On this 19th day of October, 2017 before me, the undersigned, a Notary Public in and for said state, personally appeared SPENST M. HANSEN, known or identified to me to be the Manager of TREASURE HILL MINES LLC, a Utah limited liability company, that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such limited liability company executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Gina Rea
NOTARY PUBLIC for
Residing at	Salt Lake
My commission expires:	5/7/19

Exhibit A

Leased Patented Mining Claims

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

Exhibit B

Copy of the Combined Lease Agreement

COMBINED LEASE AGREEMENT

This AGREEMENT, effective as of June 1, 2015 (“Effective Date”),

By and Between:

E. RAY OKELBERRY and BRIAN OKELBERRY, Joint Tenants

Of

20 South 100 West, P.O. Box 415, Goshen, Utah 84633,

(Hereinafter referred to as “the Okelberrys”)

And

SPENST HANSEN, an Individual, AND

KEYSTONE SURVEYS, INC., a Utah corporation

GEMINI MINES LLC, a Utah limited liability company

HOMANSVILLE GOLD LLC, a Utah limited liability company

KNIGHT SILVER LLC, a Utah limited liability company

MAMMOTH MINING COMPANY LLC, a Utah limited liability company

TREASURE HILL MINES LLC, a Utah limited liability company

Of

35 Mammoth Main St., P.O. Box 190, Eureka, Utah 84628,

(Hereinafter collectively referred to as “Hansen & Companies”)

WITNESSETH:

For the exchange of the various leasing rights, privileges, obligations and commitments expressed in the three Parts below, and for other good and valuable consideration of the covenants to be made and performed hereunder, the receipt and sufficiency of which is hereby acknowledged, the Okelberrys and Hansen & Companies do each, jointly and severally for and on behalf of their constituent parts and parties, enter into this Combined Lease Agreement.

This Combined Lease Agreement consists of Part A, the specific terms and conditions applicable to a Grazing leasehold; Part B, the specific terms and conditions applicable to a Minerals Rights leasehold; and Part C, the general terms and conditions applicable to both leaseholds as set forth in Parts A and B separately, all as follows:

PART A: GRAZING LEASE

This component of the Combined Lease Agreement is a Grazing Lease by and between Hansen & Companies as Owners, AND the Okelberrys as Lessee.

ENT       2506:2016 PG 2 of 8

1.            GRANT OF LEASE. Owners grant to Lessee an exclusive Grazing Lease with the right to graze livestock and sheep on the Owners’ [***] acres of privately owned lands, consisting of patented lode mining claims, situate in Juab and Utah Counties, Utah, in the following Townships/Ranges: T9S R2W; T9S R3W; Tl0S R2W; TIOS R3W; Tl 1S 2W; and Tl 1S R3W.

2.            TERM OF LEASE. A. Primary Term. Lessee shall hold the above-described rights and interests for a primary term of Ten (10) years from the effective date inscribed above. This Grazing Lease shall not automatically terminate at the end of any leasing term period, but shall terminate only upon default of a material term of this Combined Lease Agreement.

B.            Option to Extend Term. Lessee shall have the right to extend the primary term of this lease for multiple extended terms of five-years each that shall commence immediately upon the end of the previous term period, by delivering written notice to Owners.

3.            HOLD-HARMLESS PROVISION. Owners and Lessee are aware that natural and other hazards to livestock and sheep exist on the above-described leased premises. Accordingly, Lessee hereby agrees to hold Owners harmless for any accident, loss or other harm that may occur to any of the Lessee’s livestock and/or sheep while on the Owners’ premises.

* * * * * * * * *

PART B: MINERAL RIGHTS LEASE

This component of the Combined Lease Agreement is a Mineral Rights Lease by and between the Okelberrys as Lessor, AND Hansen & Companies as Lessee.

1.            GRANT OF LEASE. Lessor grants, leases and lets exclusively unto Lessee the right and privilege of exploring for, mining, producing, and selling minerals and ores from the lands described on Exhibit “A” attached hereto and made a part hereof, containing 252.068 acres, more or less, situated in Juab and Utah counties, State of Utah (hereinafter referred to as “Leased Premises”). This leasehold grant includes the rights to explore and develop the minerals and ore under the surface of the Leased Premises, and the rights to mine, produce and sell the same, and the unrestricted rights of ingress and egress to and from the Leased Premises. Lessor further grants to Lessee the right to make underground excavations, tunnels, shafts, openings, and other underground improvements as may be necessary or convenient for the carrying out of exploration, development, mining and processing of such minerals and ores. The above-mentioned rights, or so much thereof as are necessary and useful for the carrying on of exploration, development, mining and processing operations, may be exercised in connection with the mining of minerals and ores from other lands adjacent to the Leased Premises.

2.            TERM OF LEASE. A. Primary Term. Unless sooner terminated by the provisions hereof, Lessee shall hold the above-described rights and interests for a primary term of TEN (10) years from the effective date inscribed above. Said primary term and any extended term shall be referred to herein as the “Term.”

ENT       2506:2016 PG 3 of 8

B. Option to Extend Term. Lessee shall have the right to extend the Term of this lease for multiple extended terms of five-years, by delivering written notice to Lessor.

3.            RESERVATIONS & EXCEPTIONS FROM LEASE. Reserving, however, to the Lessor:

A. Exc1usive Right to and Use of Surface. Lessor specifically reserves the rights of unlimited use of, and of all ingress and egress upon, the surface for grazing livestock and sheep, and for all similar purposes, as granted under Part A above. Lessee expressly warrants and covenants that Lessor’s grazing rights shall have priority with respect to the surface pertaining to the Leased Premises. Lessee agrees not to interfere with or disturb such grazing activities. In the event of surface disturbance, Lessee agrees to reclaim said surface displacement in a reasonable time and manner.

B. Other Purposes. Lessor retains the right to use or lease the surface of said Leased Premises, or any part thereof at any time, and for any purpose, other than for exploration and development of underground minerals and ores and underground mining, which other use and leasing of said surface shall at all times be subject to the dominant mining rights and privileges herein specifically granted to Lessee.

C. Inspection. Lessor retains the right at all times during the Term of this Part B of the Combined Lease Agreement to go upon said Leased Premises and every part thereof for the purpose of inspecting the same and of ascertaining whether or not Lessee, and those holding by and under Lessee, are carrying out the terms, covenants, and agreements contained in this Combined Lease Agreement.

4. PRODUCTION ROYALTY. A.      “Net Smelter Return Royalty;” Definition. Lessee agrees to pay to Lessor Two Percent (2%) Net Smelter Return Royalty (herein, “Production Royalty”) on minerals, ores and products therefrom, produced and sold from the Leased Premises during the Term of Part B of this Combined Lease Agreement. As used herein, the term “Production Royalty” means 2% of the amount paid to Lessee by a smelter, refiner, or other purchaser for ores, metals, concentrates, precipitates, cathodes, leachate solutions, or other products mined and sold by Lessee from the Leased Premises during the Term of Part B of this Combined Lease Agreement, less a deduction of all costs paid by Lessee for sampling and assaying, milling, concentrating, processing, smelting and refining the mined ores to yield a saleable product, and less the cost of all transportation (including packaging and insurance) of ore and products from the Leased Premises to the point of sales, and less any taxes or other levies imposed by government upon the mining, production or sale of minerals or products therefrom.

B. Definition of “Minerals” and “Product.” As used herein, “minerals” means all valuable minerals or ores containing metals or other valuable constituents, non-metallic industrial metals or rocks, clay, soil sand and gravel; “product” means any valuable metal substance or material produced from or in connection with the mining and/or processing of metalliferous minerals, and excludes petroleum, coal or hydrocarbon fuels. Lessor shall be entitled to Production Royalty only if minerals and ores are removed from property owned by the Lessor.

C. Calculation of Royalty. All Production Royalties shall be calculated on a calendar-quarter basis, and shall be paid to Lessor following the end of each quarter, within thirty days after receipt by Lessee of final payment during that quarter for such ores or products. Production Royalty shall not be paid on ores or products which are stockpiled upon the Leased Premises, or which are not recovered and sold by the Lessee or for which payment is not made to the Lessee by the purchaser thereof. Failure to pay Production Royalty to Lessor when due shall be grounds for Lessor to cancel Part B of the Combined Lease Agreement if payment is not made within 30 days after Lessor delivers written notice to Lessee.

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5. MINING METHODS. Lessee shall use such methods of mining as shall insure the extraction of the greatest possible ores consistent with prevailing good mining practice. Lessee agrees not to allow pits or excavations to become a hazard to persons or livestock.

6. WEIGHT OF MINERAL BEARING ORES. It is agreed that ore mined and taken from the Leased Premises shall be weighed and the weight thereof shall be entered in due form in books kept for such purposes by Lessee. It is agreed that the term “ton” as used herein means a ton of 2,000 pounds as shown by official railroad scale tickets, or by weight determined at the mine site scale, or by weightometer.

7. CO-MINGLING. Ores from the Leased Premises may be co-mingled with ores from other properties, provided that mined ores shall be weighed and assayed prior to co-mingling, and proper records of ores produced and valued derived from each property are kept by Lessee.

8. REPORTS. After mining operations have begun, Lessor has the right to request and receive from Lessee quarterly reports, setting forth the exact amount weighed and assayed, and all net revenues received or due for all ores mined and sold from the Leased Premises during the calendar quarter requested.

9. RIGHT OF REMOVAL. In the event Part B of the Combined Lease Agreement is terminated by forfeiture, surrender, cancellation, or the expiration of Term, the Lessee may, within one hundred eighty (180) days after termination, remove all of its equipment from the Leased Premises, and such removal shall be accomplished without unnecessary waste or injury to the Leased Premises. Improvements or equipment remaining on the Leased Premises after one hundred eighty days shall become the property of Lessor.

* * * * * * * * *

PART C: TERMS & CONDITIONS APPLICABLE TO PARTS A and B

This component of the Combined Lease Agreement is by and between the Okelberrys and Hansen & Companies, and expresses the general terms and conditions applicable to Part A and Part B, above.

1. TITLE AND INTEREST. A. Covenant of Title. Each party hereby represents and covenants to the other that to the best of its knowledge and belief that it holds the full surface and mineral title to the leasehold estate in undivided, fee-simple interest, and it has not assigned or encumbered the surface or mineral title, as applicable. Each party agrees that the other may, as applicable, pay and discharge any taxes, mortgages or other liens existing, levied or assessed on or against the applicable leasehold property, and shall have the right but not the obligation to cure any title defects. Each party shall cooperate with the other party and shall execute all documents and take such steps as either party may reasonably request in connection with such action.

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B. Other Than Entire Fee-Simple Interest. In the event that the true and actual surface and/or mineral interest owned by a party in a leasehold estate is anything less than the entire and undivided fee simple title as specified herein, then the rights and privileges shall be applicable proportionately. In the event that a party does not own the surface estate and the other party is obligated to pay fee or surface damages to the true and actual owner, then the full amount paid shall be set off against any payments due.

2. COMPLIANCE WITH LAW. Each party covenants and agrees during the continuance of this Combined Lease Agreement that it will fully comply with all the provisions, terms and conditions of all federal, state and local laws, regulations, ordinances and rules.

3. NOTICES. It is agreed that any notice required or permitted to be given under the provisions of this Combined Lease Agreement may be delivered in person or sent by private courier or certified U.S. Mail (return receipt requested) to the address set forth at the beginning of this Agreement, or to such other address as a party may indicate in writing to the other, and such delivery shall be deemed sufficient and in full compliance with the terms of this Agreement. Notices sent by private courier or certified mail shall be considered delivered on the date set forth in the receipt, or when unsuccessful delivery was attempted.

4. ASSIGNMENT. Either party shall have the right to assign this lease as to all or part of the interest of the other, and as to all or any part of the leasehold estates covered hereby.

5. TAXES. During the period of this Combined Lease Agreement, each party shall separately pay the property taxes levied or assessed upon or against its own property.

6. DEFAULT AND TERMINATION. A. Default; Procedures Before Termination or Forfeiture. It is agreed that this Combined Lease Agreement shall not be deemed forfeited or terminated for failure by one party to perform in whole or in part any of the covenants until after thirty (30) days following delivery of written notice of default to that party. If default is contested, and the notified party shall have been finally judicially determined that such default or failure exists, then the defaulting party shall be given a reasonable time therefrom to cure the default or failure, or otherwise comply with any such covenant. Only upon failure to cure shall termination occur.

B. Termination By Surrender. A party may surrender its applicable rights under either Part A or Part B, and thereby terminate that applicable Part of this Combined Lease Agreement at any time by delivering written notice to the other party. In such case, each party may retain the benefit of performance of all past obligations as full liquidation damages. The remaining Parts shall continue in force unless and until the parties have surrendered both Part A and Part B. Upon surrender of both Parts, all rights and privileges, on the one hand, and all obligations and commitments on the other hand, shall immediately cease.

7. ENFORCEMENT. All prior agreements are revoked and are hereby deemed null and void. This Agreement shall be applicable to all successors of the parties and shall be governed by the laws and construed by the courts and administrative agencies of the State of Utah. Should it become necessary to enforce any provision of this Combined Lease Agreement, the party prevailing in such action or effort shall be entitled to recover all direct costs incurred to enforce its rights, including reasonable attorney, expert and witness fees.

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IN WITNESS WHEREOF, the undersigned have executed this Combined Lease Agreement to be effective on the day and year first above written:

E. RAY OKELBERRY and BRIAN OKELBERRY, Joint Tenants

/s/ E. Ray Okelberry	/s/ Brian Okelberry
E. Ray Okelberry, as Joint Tenant	Brian Okelberry, as Joint Tenant

SPENST HANSEN

/s/ Spenst Hansen
For and on Behalf of:
HIMSELF, as an Individual
KEYSTONE SURVEYS, INC., a Utah corporation, as its President
GEMINI MINES LLC, a Utah limited liability company, as its Manager
HOMANSVILLE GOLD LLC, a Utah limited liability company, as its Manager
KNIGHT SILVER LLC, a Utah limited liability company, as its Manager
MAMMOTH MINING COMPANY LLC, a Utah limited liability company, as its Manager
TREASURE HILL MINES LLC, a Utah limited liability company, as its Manager

ACKNOWLEDGMENTS

STATE OF UTAH		)
SS.
COUNTY OF	UTAH	)

On the 29th day of July , 2015, before me a Notary Public in and for said County and State, personally appeared E. RAY OKELBERRY, Joint Tenant, who being duly sworn did state that he executed the above instrument on behalf of himself and the joint tenancy.

/s/ Keith Clay O’Dell
Notary Public
My Commission Expires	1/13/19

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STATE OF UTAH		)
SS.
COUNTY OF	UT	)

On the 29 day of July, 2015, before me a Notary Public in and for said County and State, personally appeared BRIAN OKELBERRY, Joint Tenant, who being duly sworn did state that he executed the above instrument on behalf of himself and the joint tenancy.

/s/ Keith Clay O’Dell
Notary Public
My Commission Expires	1/13/19

STATE OF UTAH		)
SS.
COUNTY OF	UTAH	)

On the 12 day of June, 2015, before me a Notary Public in and for said County and State, personally appeared SPENST HANSEN, who being duly sworn did state that he is the President of: KEYSTONE SURVEYS, INC., a Utah corporation, and the Manager of the following Utah limited liability companies: GEMINI MINES LLC, HOMANSVILLE GOLD LLC, KNIGHT SILVER LLC, MAMMOTH MINING COMPANY LLC, and TREASURE HILL MINES LLC, and that he executed the above instrument on behalf of himself and of said business entities by authority of their representative Board and/or Members, and he acknowledged to me that he and said business entities each did execute the same.

/s/ Benjamin Glazner
Notary Public
My Commission Expires	7/28/2017

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EXHIBIT A

To the Combined Lease Agreement, dated June 1, 2015, by and between the Okelberrys AND Hansen & Companies, covering under Part B thereof, the Okelberrys' 100% ownership of the following patented mining claims situate in Juab and Utah counties, State of Utah:

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

ASSIGNMENT

For Ten Dollars ($10.00) and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, KEYSTONE SURVEYS, INC., a Utah corporation, having a mailing address of 35 Mammoth Main Street, P.O. Box 190, Eureka, Utah 84628 (the “Assignor”), as Assignor, to and for the benefit of HPX UTAH HOLDINGS INC., a Utah corporation, located and having a mailing address at 201 S. Main St., Suite 1100, Salt Lake City Utah 84111 (the “Assignee”), as Assignee, sells, assigns, and transfers to the Assignee and the Assignee hereby accepts, all right, title, and interest in and to the three (3) Prospecting Application and Permits filed by Assignor with the US Bureau of Land Management, as more particularly described in the attached Exhibit A.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment by their duly authorized representatives as of October 19, 2017.

ASSIGNOR:
KEYSTONE SURVEYS, INC.,
a Utah corporation

/s/ Spenst M. Hansen
Spenst M. Hansen, President

Dated this 19th day of October, 2017.

ASSIGNEE:
HPX UTAH HOLDINGS INC.,
a Utah corporation

/s/ GRAHAM R.T. BOYD
GRAHAM R.T. BOYD, Principal Geologist

Dated this 19th day of October, 2017.

EXHIBIT A

Prospecting Application and Permits –

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

2

EXHIBIT C

(Depiction of the Areas of Interest)

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

EXHIBIT D

(Description of the Cemetery Site)

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.